UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

-------------------------------------------------------------------------------

                               FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): March 8, 2007


                         IMMERSION CORPORATION
        (Exact name of registrant as specified in its charter)

-------------------------------------------------------------------------------


           Delaware                      000-27969          94-3180138
(State or other jurisdiction of  (Commission File Number) (IRS Employer
        incorporation)                                    Identification No.)

-------------------------------------------------------------------------------


                             801 Fox Lane
                      San Jose, California               95131
          (Address of principal executive offices)    (Zip Code)

-------------------------------------------------------------------------------

      Registrant's telephone number, including area code: (408) 467-1900


                            Not Applicable
     (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (e) On March 8, 2007, the Board of Directors of Immersion Corporation ("Immersion") awarded Victor Viegas, Immersion's President and Chief Executive Officer, a cash bonus of $60,000 for his role in concluding Immersion's litigation with Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc. (together "Sony"). This bonus will be paid upon Immersion's confirmation of receipt of the funds from Sony relating to the court judgment.

                              SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          IMMERSION CORPORATION


Date:  March 8, 2007      By:  /s/ Stephen M. Ambler
                               ---------------------
                                Stephen M. Ambler
                                Chief Financial Officer
                                and Vice President, Finance